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                                                                   EXHIBIT 10.77

                                LOAN AGREEMENT

     THIS LOAN AGREEMENT, made as of ________________, 1999 ("Agreement"), by and between General Electric Capital Corporation, a New York corporation with an address at 44 Old Ridgebury Road, Danbury, CT 06810 ("Lender"), and Tarrant Apparel Group, a corporation organized and existing under the laws of the state of California with its chief executive offices located at 3151 East Washington Boulevard, Los Angles, California 90023 ("Borrower").

     In consideration of the promises herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.  THE LOAN.

    (a) Subject to the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth, Lender agrees to make a loan (the "Loan") to the Borrower on the date hereof in the principal amount of $12,500,000.00. The proceeds of the Loan will be used by Borrower for the purpose of refinancing Borrower's financing of certain equipment and other property located at Guarantor's denim facility in Puebla, Mexico and general working purposes.

    (b) The obligation of Borrower to pay the Loan with interest shall be evidenced by a Promissory Note (as extended, replaced, amended, restated, or otherwise modified from time to time, the "Note") dated the date hereof in the principal amount of the Loan and executed and delivered by Borrower to Lender simultaneously with the advance of the Loan.

    (c) The payment of the Indebtedness (as hereinafter defined) and the performance of this Agreement, the Note and the other Debt Documents (as hereinafter defined) are guaranteed by Tarrant Mexico, S de R.L. de C.V. (the "Guarantor") pursuant to a Corporate Guaranty (as extended, amended, restated, supplemented or otherwise modified from time to time, the "Guaranty") dated the date hereof from Guarantor to Lender. The payment and performance of any and all debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary, secondary, direct, contingent, sole, joint or several, or otherwise, and whether due or to become due) of Borrower to Lender, now existing or hereafter arising under this Agreement, the Debt Documents and the Note, and any renewals, extensions and modifications of such debts, obligations and liabilities (all of the foregoing being hereinafter referred to as the "Indebtedness") are secured by that certain Master Security Agreement dated the date hereof (the "Security Agreement") between Guarantor and Lender and any Collateral Schedule now or hereafter executed pursuant thereto (each a "Collateral Schedule") and the Collateral (as defined therein).

    (d) The parties hereto expressly acknowledge that Lender, Guarantor and GE Capital Bank, S.A., Division Fiduciaria, Institucion de Banca Multiple, Grupo Financiero GE Capital (a Mexican Banking Institution duly authorized to act as such - the "Trustee"), are parties to that certain Administration Trust Agreement number _______ dated ________________, 1999 (the "Trust"), wherein Lender has placed the Collateral to further secure Borrower's obligations to Secured Party under this Agreement and Guarantor's obligations to Lender under the Guaranty. In connection with the foregoing and without prejudice to Lender's rights hereunder and under the Trust, Lender hereby agrees not to give any instructions to the Trustee to relocate or assert control over the Collateral unless an Event of Default (as this term is defined in Section 7 below) occurs hereunder and Guarantor receives the notice required pursuant to the terms of the Trust. Lender and Borrower further agree that, in the event of an inconsistency between the terms and conditions of this Agreement or the Security Agreement and the terms and conditions of the Trust, the terms of this Agreement or the Security Agreement, whichever is applicable, shall govern the resolution of any dispute relating to the Collateral.

    (e) Lender shall not be required to make the Loan unless the following conditions precedent have been satisfied in a manner acceptable to Lender: (i) Lender shall have received (A) certified resolutions of Borrower's and Guarantor's board of directors authorizing the execution and delivery of this

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Agreement and the other Debt Documents to which it is a party, (B) a certificate of incumbency of Borrower's and Guarantor's secretary or assistant secretary as to the officers authorized to sign this Agreement and the other Debt Documents to which it is a party, (C) this Agreement, the Note, the Guaranty, the Security Agreement, the Trust and each of the other Debt Documents required by Lender to be executed and delivered prior to the making of the Loan, and (D) any additional documents, agreements, certifications, record searches, insurance policies or opinions which Lender may deem necessary or desirable in form and content acceptable to Lender, and (ii) all representations and warranties made in or in connection with this Agreement and the other Debt Documents shall be true, correct and complete as of the date hereof and no event which, after execution of the Debt Documents would constitute an Event of Default hereunder, shall have occurred and be continuing.

2.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.

    Borrower hereby represents, warrants and covenants as of the date hereof and as of the date the Loan is made hereunder that:

    (a) Borrower is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this Agreement, has its chief executive offices at the location set forth in such paragraph, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

    (b) Borrower has adequate power and capacity to enter into, and to perform its obligations, under this Agreement, the Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing being hereinafter referred to as the "Debt Documents");

    (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Borrower and constitute legal, valid and binding agreements enforceable under all applicable laws in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

    (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by, Borrower of any of the Debt Documents, except such as may have already been obtained;

    (e) The entry into, and performance by, Borrower of the Debt Documents will not (i) violate any of the organizational documents of Borrower or any judgment, order, law or regulation applicable to Borrower, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Borrower's property (except for liens in favor of Lender) pursuant to, any indenture mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Borrower is a party;

    (f) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Borrower which if adversely decided against Borrower would, in the aggregate, have a material adverse effect on Borrower, its business or operations, or its ability to perform its obligations under the Debt Documents;

    (g) All financial statements delivered to Lender in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change;

    (h) The Collateral is not, and will not be, used by Borrower or Guarantor for personal, family or household purposes;

    (i) The Collateral is, and will remain, in good condition and repair and neither Borrower nor Guarantor will be negligent in the care and use thereof;

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    (j)  Borrower and/or Guarantor is, and will remain, the sole and lawful owner, and in possession of, the Collateral security;

    (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description, except for (i) liens in favor of Lender, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the reasonable judgment of Lender, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such permitted liens being hereinafter referred to as "Permitted Liens");

    (l) Borrower has good and marketable title to its assets as disclosed on any balance sheets supplied to Lender pursuant to this Agreement. Such property and assets are subject to no lien or encumbrance of any kind, except for liens arising pursuant to or expressly permitted by this Agreement; and

    (m) The real estate where the Collateral is and shall be located throughout the term hereof is located at the location set forth on the applicable Collateral Schedule, and such real estate is free and clear of any lien or encumbrance of any kind whatsoever and such is evidenced by a certificate of no lien (Certificado de Libertad de Gravamenes) issued by the Public Registry of the State in which the real estate is located, a copy of which shall be delivered by Borrower to Lender.

3.  COLLATERAL.

    (a) Until the declaration of an Event of Default hereunder and at all times subject to the terms of the Trust, Borrower and/or Guarantor shall remain in possession of the Collateral; provided, however, that Lender shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral which because of its nature may require that Lender's security interest therein be perfected by possession. Lender, its successors and assigns, and their respective agents, shall have the right to examine and inspect any of the Collateral at any time during normal business hours upon reasonable notice.

    (b)  Borrower shall (i) use the Collateral only in its trade or business,
(ii) maintain all of the Collateral in good condition and working order, (iii) use and maintain the Collateral only in compliance with all applicable laws, and
(iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

    (c) Subject to the terms of the Trust, Borrower shall not, nor permit Guarantor to, without the prior written consent of Lender, (i) part with possession of any of the Collateral (except to Lender or for maintenance and repair), (ii) remove any of the Collateral from its original location, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

    (d) Borrower shall pay or cause Guarantor to pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on the use thereof, or on this Agreement or any of the other Debt Documents. Lender may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral or to effect compliance with the terms of this Agreement or any of the other Debt Documents solely in the event Borrower fails to do so in accordance with the terms hereof. Borrower shall reimburse Lender, on demand, for any and all costs and expenses incurred by Lender in connection therewith and agrees that such reimbursement obligation shall be secured hereby.

    (e) Borrower shall, at all times, keep accurate and complete records of the Collateral, and Lender, its successors and assigns, and their respective agents, shall have the right to examine, inspect, and

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make extracts from all of Borrower's books and records relating to the
Collateral at any time during normal business hours upon reasonable notice.

    (f) Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of, and as pledge holder for, Lender. At any time and from time to time, Lender may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Lender.

    (g) Neither Borrower nor Guarantor shall, without the prior written consent of Lender, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber the real estate where the Collateral is and shall be located throughout the term hereof. Lender's consent as aforesaid, shall be conditioned upon, among other things, Borrower and/or Guarantor securing from the lessee, mortgagee, creditor, landlord or otherwise, and delivering to Lender a waiver and subordination, in form and substance satisfactory to Lender, from said person, expressly acknowledging Lender's rights and interests in and to the Collateral. Notwithstanding the foregoing, and among other conditions at Lender's sole discretion, such waiver and subordination shall expressly and irrevocably afford Lender, at no cost to Lender, the right to maintain the Collateral at said location, for at least 180 days following the date any such mortgagee, creditor, landlord or other interested party exercises its respective rights under the relevant mortgage, lease or security document.

4.  INSURANCE.

    The Collateral shall at all times be held at Borrower's and Guarantor's risk, and Borrower shall keep it insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and where requested by Lender, against other risks as required thereby, for the full replacement value thereof, with companies, in amounts and under policies acceptable to Lender. Borrower shall, if Lender so requires, deliver to Lender policies or certificates of insurance evidencing such coverage. Each policy shall name Lender as loss payee thereunder, shall provide for coverage to Lender regardless of the breach by Borrower or Guarantor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide for thirty (30) days written notice to Lender of the cancellation or material modification thereof. Borrower hereby appoints Lender as its attorney in fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any such insurance policies. Proceeds of insurance shall be applied, at the option of Lender, to repair or replace the Collateral or to reduce any of the Indebtedness secured hereby.

5.  REPORTS.

    (a) Borrower shall promptly notify Lender in the event of (i) any change in the name of Borrower or Guarantor, (ii) any relocation of Borrower's or Guarantor's chief executive offices, (iii) any relocation of any of the Collateral, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance attaching or being made against any of the Collateral other than Permitted Liens.

    (b) Borrower will deliver to Lender Borrower's complete financial statements, certified by a recognized firm of certified public accountants, within ninety (90) days of the close of each fiscal year of Borrower. Borrower will also deliver to Lender copies of Borrower's quarterly financial reports certified by Borrower's chief financial officer, within ninety (90) days after the close of each of Borrower's fiscal quarter. Borrower will deliver to Lender copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission. Any and all financial statements submitted and to be submitted to Lender have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present Borrower's financial condition as at the date thereof. Lender may at any reasonable time examine the books and records of Borrower and make copies thereof upon reasonable notice.

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6.  FURTHER ASSURANCES.

    (a) Borrower shall, and shall cause Guarantor to, upon request of Lender, furnish to Lender such further information, execute and deliver to Lender such documents and instruments (including, without limitation, Uniform Commercial Code financing statements and any other public filings) and do such other acts and things, as Lender may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Borrower shall cooperate and do all acts deemed necessary or advisable by Lender to continue in Lender a perfected first security interest in the Collateral, and shall obtain and furnish to Lender any subordinations, releases, landlord, lessor, or mortgagee waivers, and similar documents as may be from time to time requested by, and which are in form and substance satisfactory to, Lender.

    (b) Borrower shall indemnify and defend the Lender, its successors and assigns, and their respective directors, officers and employees, from and against any and all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral except claims arising as a result of the gross negligence or intentional misconduct of Lender or Trustee.

7.  EVENTS OF DEFAULT.

    Borrower shall be in default under this Agreement and each of the other Debt Documents upon the occurrence of any of the following "Event(s) of Default":

    (a) Borrower fails to pay any installment or other amount due or coming due under any of the Debt Documents within ten (10) days after its due date;

    (b) Borrower, without the prior written consent of Lender, attempts to or does sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

    (c) Borrower fails to procure, or maintain in effect at all times, any of the insurance on the Collateral in accordance with Section 4 of this Agreement;

    (d) Borrower breaches any of its other obligations under any of the Debt Documents and fails to cure the same within thirty (30) days after written notice thereof;

    (e) Any warranty, representation or statement made by Borrower in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect when made;

    (f) Any of the Collateral being subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding;

    (g) Any default by Borrower under any other agreement between Borrower and Lender;

    (h) Any dissolution, termination of existence, insolvency or business failure of Borrower or Guarantor;

    (i) The appointment of a receiver for all or of any part of the property of Borrower or Guarantor, or any assignment for the benefit of creditors by Borrower or Guarantor;

    (j) The filing of a petition by Borrower or Guarantor under any bankruptcy, insolvency or similar law, or the filing of any such petition against Borrower or Guarantor if the same is not dismissed within sixty (60) days of such filing;

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    (k)  Borrower defaults under any other material obligation for (i) borrowed money, (ii) the deferred purchase price of property or (iii) payments due under any lease agreement;

    (l) Borrower or any Guarantor shall have consolidated with, merged into or conveyed or leased substantially all of its assets as an entirety to any person (such actions being referred to as an "Event"), unless not less than sixty (60) days prior to such Event: (x) such person is organized and existing under the laws of the United States or any state, and executes and delivers to Lender an agreement containing an effective assumption by such person of the due and punctual performance of this Agreement or guaranty thereof, as the case may be, and (y) Lender is reasonably satisfied as to the credit worthiness of such person;

    (m) As a result of or in connection with a material change in the ownership of Borrower's capital stock, Borrower's debt-to-worth ratio equals or exceeds twice Borrower's debt-to-worth ratio as of the date of this Agreement (unless Lender shall have given its prior written consent thereto) (as used herein, "debt-to-worth ratio" shall mean the ratio of (x) total liabilities which, in accordance with generally accepted accounting principles ("GAAP") would be included in the liability side of a balance sheet, to (y) tangible net worth including the sum of the par or stated value of all outstanding capital stock, surplus and undivided profits, less any amounts attributable to goodwill, patents, copyrights, mailing lists, catalogs, trademarks, bond discount and underwriting expenses, organization expense and other intangibles, all determined in accordance with GAAP); or

    (n)  An Event of Default occurs under the Security Agreement.

8.  REMEDIES ON DEFAULT.

    (a) Upon the occurrence of an Event of Default under this Agreement, the Lender, at its option, may declare any or all of the Indebtedness, including without limitation the Note, to be immediately due and payable, without demand or notice to Borrower or Guarantor. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the lower of the Prime Rate (as hereinafter defined) plus three percent (3%) per annum or the maximum rate not prohibited by applicable law. As used herein, "Prime Rate" shall mean the floating and fluctuating per annum rate of interest of Citibank, N.A. (the "Bank") at any time or from time to time established and declared by the Bank in its sole and absolute discretion as its prime rate. The Prime Rate does not necessarily represent the lowest rate of interest charged by the Bank to borrowers.

    (b) Upon such declaration of default, Lender shall have all of the rights and remedies of a Lender under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Lender shall have the right to
(i) notify any account Borrower of Borrower or any obligor on any instrument which constitutes part of the Collateral to make payment to the Lender, (ii) with or without legal process, enter any premises where the Collateral may be and take possession and/or remove said Collateral from said premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default; and/or (v) maintain the Collateral at the premises at which the Collateral is located, and use such premises for any of the purposes stated herein, for 180 days after Lender takes possession of the Collateral free of any rent or cost to Lender. If requested by Lender, Borrower shall or shall cause Guarantor to, promptly assemble the Collateral and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties. Lender may also render any or all of the Collateral unusable at the Borrower's or Guarantor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice which Lender is required to give to Borrower or Guarantor under the Uniform Commercial Code or the laws of the jurisdiction in which the Collateral is located of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Borrower or Guarantor, whichever is applicable, at least five (5) days prior to such action.

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    (c)  Proceeds from any sale or lease or other disposition shall be applied:
first, to all costs of repossession, storage, and disposition including without limitation reasonable attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other indebtedness then due and owing (whether by acceleration or otherwise) of Borrower and/or Guarantor to Lender, whether as obligor, endorsor/endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Borrower, if there exists any surplus. Borrower shall remain fully liable for any deficiency.

    (d) In the event this Agreement, any Note or any other Debt Documents are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision hereof, Borrower agrees to pay all reasonable attorneys' fees incurred by Lender, and further agrees that payment of such fees is secured hereunder.

    (e) Lender's rights and remedies hereunder or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Lender to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Lender shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Borrower unless such waiver be in writing and signed by Lender. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

    (f) BORROWER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN BORROWER AND LENDER RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN BORROWER AND LENDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

9.  MISCELLANEOUS.

    (a) This Agreement, the Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Lender without notice to Borrower, and Borrower hereby waives and agrees not to assert against any such assignee, or assignee's assigns, any defense, set-off, recoupment claim or counterclaim which Borrower has or may at any time have against Lender for any reason whatsoever. Borrower agrees that if Borrower receives written notice of an assignment from Lender, Borrower will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Lender. Borrower also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee.

    (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth hereinabove (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or

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other days on which commercial banks in Los Angeles, California or New York, New
York are required or authorized to be closed.

    (c) Time is of the essence hereof. This Agreement shall be binding, jointly and severally, upon all parties described as the "Borrower" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Lender, its successors and assigns.

    (d) This Agreement and the Debt Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supercede all prior understandings (whether written, verbal or implied) with respect thereto. This Agreement shall not be changed or terminated orally or by course of conduct, but only by a writing signed by both parties hereto. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation hereof.

    (e) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Lender. The surrender, upon payment or otherwise, of the Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Lender to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated in the event that Lender is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

    (f) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT.

    (g) Borrower acknowledges that it has been advised that General Electric Capital Corporation may act hereunder for itself and as agent for certain third parties (each being herein referred to as a "Participant"); and that the interest of the Lender in this Agreement, the Collateral Schedules, the Notes, related instruments and documents and/or the Collateral may be conveyed to, in whole or in part, and may be used as security for financing obtained from, one or more third parties without the consent of Borrower (the "Syndication"). Borrower agrees reasonably to cooperate with Lender in connection with the Syndication, including the execution and delivery of such other documents, instruments, notices, certificates and acknowledgements as reasonably may be required by Lender or such Participant; provided, however, in no event shall Borrower be required to consent to any change that would adversely affect any of the economic terms of the transactions contemplated herein.

10. FINANCIAL COVENANTS.

    Borrower hereby agrees that it shall:

    (a) Maintain at all times a Tangible Net Worth of not less than US $30,000,000,

    (b) Maintain a Debt to Equity Ratio of not more than 2.0 to 1, measured at each audited financial year end, and

    (c)  Not have net losses in any two (2) consecutive fiscal quarters.

    For the purposes hereof, the following terms shall have the meanings ascribed to them:

         "Debt to Equity Ratio" shall mean, for any fiscal period, Borrower's
          --------------------
    total liabilities (current and long term) divided by Borrower's Tangible Net Worth, and

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

         "Tangible Net Worth" shall mean, as of any applicable date of
          ------------------
     determination, the aggregate of the paid up capital, reserves, and retained profits or losses after deducting all amounts attributable to goodwill, licenses and all other assets which would be treated as intangibles under GAAP in Hong Kong or the United States.

IN WITNESS WHEREOF, Borrower and Lender, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

LENDER:
General Electric Capital Corporation

By:____________________________________

Title:_________________________________

BORROWER:
Tarrant Apparel Group

By:  /s/ Corazon R. Reyes
   ------------------------------------

Title:_________________________________

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